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                             AIM FLOATING RATE FUND

                       Supplement dated February 23, 2004
              to the Prospectus dated May 1, 2003, as supplemented
       July 8, 2003, August 14, 2003, December 5, 2003, December 16, 2003,
            December 24, 2003, January 16, 2004 and February 1, 2004


The Board of Trustees of AIM Floating Rate Fund has approved modifying and simplifying the investment objective of the Fund, and has authorized the use by the investment advisor and sub-advisor of additional investment strategies in managing the Fund.

Effective June 1, 2004, the investment objective of the Fund will be to provide a high level of current income and, secondarily, preservation of capital. The Fund will continue to seek to achieve its investment objective by investing, normally, at least 80% of its assets in senior secured floating rate loans and senior secured floating rate debt securities that meet credit standards established by the investment advisor, A I M Advisors, Inc., and its sub-advisor, INVESCO Senior Secured Management, Inc.

The Fund has the ability to borrow for investment purposes (use leverage), but previously has not done so. The Board of Trustees has authorized the investment advisor to pursue obtaining a leverage credit facility. Use of leverage results in certain risks to shareholders, including the risk of higher volatility of the net asset value of shares. Amounts that may be borrowed for leverage will not exceed 33 1/3% of total assets (including the amount borrowed) less liabilities (other than borrowings).

The Board of Trustees has also authorized the investment advisor and sub-advisor to invest up to 20% of the Fund's assets in investment grade and non-investment grade fixed rate securities; distressed securities of a company in bankruptcy or of a company that is restructuring; and subordinated loans. Distressed securities will not exceed 5% of the Fund's net assets at the time of purchase.

The foregoing changes to the Fund's investment strategies will become effective June 1, 2004.